Exhibit 10.2

GUARANTY

(PERSONAL)

June 14, 2016

Wells Fargo Bank, National Association

100 Park Avenue

New York, New York 10017

Re: Naked Brand Group Inc., and Naked Inc.,

Gentlemen:

In order to induce Wells Fargo Bank, National Association (“Factor”) to enter into the Joint Factoring Agreement, dated as of June 14, 2016 and all supplements and agreements related thereto, as amended, modified and supplemented from time to time (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the “Factoring Agreement”) with Naked Brand Group Inc., and Naked Inc. (individually and collectively, the “Client”) and/or to induce Factor to refrain at this time from terminating said Factoring Agreement and/or in consideration of any loans, advances, payment, extensions of credit, benefits or financial accommodations heretofore or hereafter made, granted or extended by Factor or which Factor have or will become obligated to make, grant or extend to or for the account of Client, the undersigned (and each of them if more than one) guarantees without deduction by reason of setoff, defense, or counterclaim of any party, or loss of contribution from any co-guarantor hereunder, the due performance of all of Client’s contracts and agreements with Factor under the Factoring Agreement or otherwise, both present and future and any and all subsequent renewals, extensions, continuations, modifications, supplements and amendments thereof, and the prompt payment to Factor with interest of any and all sums which may be presently due and owing or which shall in the future become due and owing to Factor from Client. This joint and several primary liability shall include but not be limited to any and all existing and future Obligations (as defined in the Factoring Agreement), whether for principal, interest (including all interest that accrues after the commencement of any case or proceeding under any provision of title 11 of the United States Code, as in effect from time to time, or under any other state or federal bankruptcy or insolvency law, irrespective of whether a claim therefor is allowed in such case or proceeding), fees, expenses or otherwise, whether acquired by Factor by assignment, transfer, or otherwise, and whether or not such Obligations shall arise under the Factoring Agreement or under any other contract or agreement or any renewal, modification, supplement or amendment thereof, or shall be represented by or payable under instruments of indebtedness or otherwise and whether or not such Obligations shall be acquired by Factor from any of Factor’s affiliates or from any concern for which Factor may now or in the future act as a factor and/or lender, and in addition, the undersigned shall be liable to Factor for reasonable attorneys’ fees, if any claim hereunder is referred to an attorney for collection.

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The undersigned hereby waives: notice of acceptance hereof and all notices and demands of any kind to which the undersigned may be entitled, including without limitation, notice of adverse change in Client’s financial condition or of any other fact which might materially increase the risk of the undersigned, all demands of payment on, and notice of nonpayment, protest and dishonor to the undersigned, or Client, or the makers, or endorsers of any notes and other instruments for which the undersigned is or may be liable hereunder. The undersigned hereby further waives the right to renounce any disposition or transfer of assets whether created under a will, trust agreement or intestacy statute, with respect to any devise, bequest, distributive share, trust account, life insurance or annuity contract, employee benefit plan (including, without limitation, any pension, retirement, death benefit, stock bonus or profit sharing plan, system or trust), or any other disposition or transfer created by any testamentary or nontestamentary instrument or by operation of law, and any of the foregoing created or increased by reason of a renunciation made by another person. All sums at any time to the credit of the undersigned and any property of the undersigned in Factor’s possession shall be deemed held by Factor as security for any and all of the undersigned’s obligations to Factor and to any company or companies which may now or at any time be Factor’s parent or subsidiary, or the co-subsidiary of Factor’s parent, no matter how or when arising and whether under this or any other instrument, agreement or otherwise. The undersigned shall not encumber, mortgage, pledge or grant a security interest (collectively, a “Lien”) in any of the undersigned’s assets to anyone other than Factor, except for Liens reflected on the undersigned’s personal financial statement dated _______________, 201___ delivered to Factor in connection with the transactions contemplated by the Factoring Agreement. The undersigned further waives notice of and hereby consents to any agreement or arrangements whatever with Client or anyone else including, without limitation, agreements and arrangements for payment extension, subordination, composition, arrangement, discharge or release of the whole or any part of the Obligations, contracts or agreements or other guarantors, or of the making of any election of rights or remedies Factor may deem desirable under any bankruptcy code or act, or for the change or surrender of any and all security, or for compromise, whether by way of acceptance of part payment or of dividends or in any other way whatsoever, and the same shall in no way impair the undersigned’s liability hereunder. Nothing shall discharge or satisfy the liability of the undersigned hereunder except the full performance and payment of the Obligations with interest. Notwithstanding any payment or payments made by the undersigned hereunder, or any setoff or application of funds of the undersigned by Factor, the undersigned shall not be entitled to be subrogated to any of Factor’s rights against Client or against any collateral or guarantee or right of offset held by Factor for the payment of the Obligations, nor shall the undersigned seek or be entitled to seek any contribution or reimbursement from Client in respect of payments made by the undersigned hereunder, until all amounts owing to Factor by Client on account of the Obligations are paid in full and the Factoring Agreement has been terminated. If, notwithstanding the foregoing, any amount shall be paid to the undersigned on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full and the Factoring Agreement shall not have been terminated, such amount shall be held by the undersigned in trust for Factor, segregated from other funds of the undersigned, and shall, forthwith upon (and in any event within two (2) business days of) receipt by the undersigned, be turned over to Factor in the exact form received by the undersigned (duly endorsed by the undersigned to Factor, if required), to be applied against the Obligations, whether matured or unmatured, in such order as Factor may determine, subject to the provisions of the Factoring Agreement, or against or with respect to Client’s property (including, without limitation property collateralizing the Obligations), arising from the existence and performance of this guaranty. In furtherance, and not in limitation, of the preceding waiver, the undersigned agrees that any payment to Factor by the undersigned pursuant to this guaranty shall be deemed a contribution to the capital of Client or other obligated party and any such payment shall not constitute the undersigned a creditor of any such party. Any and all present and future debts and obligations of Client to the undersigned are hereby postponed in favor of, and subordinated until the full payment and performance of, all present and future Obligations of Client to Factor. The undersigned agrees that if Client or the undersigned should at any time become insolvent, or make a general assignment, or if a proceeding in bankruptcy or any insolvency or reorganization proceeding shall be filed or commenced by, or in respect of Client or the undersigned, or if any notice of Lien, levy or assessment is filed of record with respect to any assets of the undersigned by the United States or any department, agency or instrumentality thereof, or if any taxes or debts owing at any time or times hereafter to any one of them becomes a Lien or encumbrance upon any assets of the undersigned in Factor’s possession or otherwise, any and all obligations of the undersigned shall, at Factor’s option, forthwith become due and payable without notice. If Factor receives any payment or payments on account of the liabilities guaranteed hereby, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver, or any other party under any bankruptcy act or code, state or federal law, common law or equitable doctrine, then to the extent of any sum not finally retained by Factor, the undersigned’s obligations to Factor shall be reinstated and this guaranty shall remain in full force and effect (or be reinstated) until Client shall have made payment to Factor, which payment shall be due on demand.

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Factor’s books and records showing the account between Factor and Client shall be admissible in evidence in any action or proceeding, shall be binding upon the undersigned for the purpose of establishing the items therein set forth and shall constitute prima facie proof thereof. This instrument is and shall be construed to be an absolute, continuing, unconditional and unlimited guaranty of payment, and shall continue in full force and effect, notwithstanding the death of the undersigned, until terminated by the actual receipt by Factor from the undersigned by certified mail of written notice of termination; such termination shall be applicable only to transactions having their inception thereafter, and rights and obligations arising out of transactions having their inception prior to such termination shall not be affected. Termination by the undersigned shall not affect the liability of such of the undersigned as do not give such notice of termination. The undersigned acknowledges that (i) no oral representations, including any representations to extend credit or provide other financial accommodations to Client have been made by Factor to induce the undersigned to enter into this guaranty; and (ii) any extension of credit to Client shall be governed solely by the provisions of the Factoring Agreement.

This guaranty shall be enforceable before or after proceeding against Client or simultaneously therewith, and without recourse to any security, and shall be effective regardless of the subsequent incorporation, merger or consolidation of Client, or any change in the composition, nature, personnel or location of Client. This guaranty shall inure to and shall be enforceable by Factor, any concern which is or may at any time be Factor’s parent or subsidiary or the co-subsidiary of Factor’s parent and Factor’s and their successors and assigns and shall be binding upon the heirs, executors, administrators, successors and assigns of the undersigned. THE UNDERSIGNED DOES HEREBY WAIVE ANY AND ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED HEREON. NO FAILURE OR DELAY BY FACTOR IN EXERCISING ANY OF ITS POWERS OR RIGHTS HEREUNDER SHALL OPERATE AS A WAIVER THEREOF NOR SHALL ANY SINGLE OR PARTIAL EXERCISE OF ANY SUCH POWER OR RIGHT PRECLUDE OTHER OR FURTHER EXERCISE THEREOF OR THE EXERCISE OF ANY OTHER RIGHT OR POWER. FACTOR’S RIGHTS, REMEDIES AND BENEFITS HEREUNDER ARE CUMULATIVE AND NOT EXCLUSIVE OF ANY OTHER RIGHTS, REMEDIES OR BENEFITS WHICH FACTOR MAY HAVE. THIS INSTRUMENT CANNOT BE CHANGED OR TERMINATED ORALLY, AND SHALL BE GOVERNED, CONSTRUED AND INTERPRETED AS TO VALIDITY, ENFORCEMENT AND IN ALL OTHER RESPECTS IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE UNDERSIGNED EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK, IN THE COUNTY OF NEW YORK, WITH RESPECT TO ANY CLAIM OR DEMAND UPON THE UNDERSIGNED BASED UPON THIS INSTRUMENT OF GUARANTY OR ANY AMENDMENT OR SUPPLEMENT THERETO, AND THE UNDERSIGNED HEREBY WAIVES PERSONAL SERVICE OF ANY SUMMONS OR COMPLAINT OR OTHER PROCESS OR PAPERS TO BE ISSUED IN ANY ACTION OR PROCEEDING BASED UPON ANY SUCH CLAIM OR DEMAND, AND HEREBY AGREES THAT SUCH SUMMONS OR COMPLAINT OR PROCESS MAY BE MADE BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE UNDERSIGNED AT THE ADDRESS OF THE UNDERSIGNED APPEARING HEREIN; FAILURE ON THE PART OF THE UNDERSIGNED TO APPEAR OR ANSWER WITHIN THIRTY DAYS AFTER SUCH MAILING OF SUCH SUMMONS, COMPLAINT OR PROCESS SHALL CONSTITUTE A DEFAULT ENTITLING FACTOR TO ENTER A JUDGMENT OR ORDER AS DEMANDED OR PRAYED FOR THEREIN TO THE EXTENT THAT SAID COURT OR DULY AUTHORIZED OFFICER THEREOF MAY AUTHORIZE OR PERMIT.

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Notwithstanding anything to the contrary contained in this Guaranty, the liability of the undersigned under this Guaranty, shall be limited to an aggregate principal amount of FIVE HUNDRED THOUSAND DOLLARS ($500,000), plus interest after demand at the interest rate set forth in the Factoring Agreement, plus attorneys’ fees incurred in enforcing this guaranty. The foregoing limitation shall not include, and shall be in addition to, any net proceeds realized by Factor from any property or assets separately pledged by the undersigned to secure the Obligations under the Factoring Agreement, including without limitation assets held in a certain brokerage account at Wells Fargo Advisors and held pursuant to a certain Brokerage Account Pledge and Security Agreement between the undersigned and Factor dated on or about the date hereof. Such continuing liability shall not be affected by, nor shall anything herein contained be deemed to be, a limitation of the amount of credit which may be extended to the Client, or the nature or amount of the obligations which may be incurred by the Client. Monies paid by the undersigned to Client or Factor prior to Factor’s written demand will not be applied to, or credited against, the foregoing limitation.

Dated: June 14, 2016

Very truly yours,

/s/ Kai-Hsiang Lin	/s/ Carole Hochman
Witness	Name:	CAROLE HOCHMAN
	Address:	200 East 66th Street
New York, New York 10065

STATE OF NEW YORK	)
)ss.:
COUNTY OF NEW YORK	)

On the _____ day of _________________ in the year 2016, before me, the undersigned, personally appeared Carole Hochman, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signatures on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

________________________________
Notary Public

[Signature Page to Guaranty]

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